Deferred Revenue	12 Months Ended
Dec. 31, 2015
Deferred Revenue [Abstract]
Deferred Revenue Disclosure [Text Block]
Note 10 — Deferred Revenue

Deferred revenue consists primarily of prepaid licensing revenue from the Arthrex Agreement. Revenue related to prepaid licensing is recognized on a straight-line basis over five years, the term of the original Arthrex agreement. Revenue of approximately $402,000 related to the prepaid license was recognized in both the years ended December 31, 2015 and 2014, respectively. See Notes 2 – Distribution and Licensing Arrangements and 17 – Subsequent Events for additional details.